UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 17, 2006

CASS INFORMATION SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Missouri	2-80070	43-1265338
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13001 Hollenberg Drive Bridgeton, Missouri	63044
(Address of principal executive offices)	(Zip Code)

(314) 506-5500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.02.	Results of Operations and Financial Condition.

On April 17, 2006, Cass Information Systems, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter of fiscal year 2006. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information reported under this Item 2.02 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Also on April 17, 2006, the Company issued a press release announcing the appointment of Eric H. Brunngraber to the newly-created position of President and Chief Operating Officer, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference. In this position, Mr. Brunngraber will be responsible for the operation and performance of the Company’s primary business units. Mr. Brunngraber currently serves as the Company’s Chief Financial Officer (“CFO”) and Vice President-Secretary. Mr. Brunngraber will assume his new responsibilities when the Company appoints a new CFO. The Company anticipates announcing the appointment of a new CFO in the near future.

Mr. Brunngraber, 49, has been a director of the Company since 2003 and has served as CFO since 1997. He has held numerous positions with the Company since his employment began in 1979, including Executive Vice President-Secretary of Cass Commercial Bank, the Company’s bank subsidiary. Mr. Brunngraber has been active in various civic, charitable, professional and church-related groups. He is currently a board member of the St. Louis Equity Fund, Inc.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release issued by Cass Information Systems, Inc. dated April 17, 2006 regarding first quarter 2006 earnings.

99.2	Press release issued by Cass Information Systems, Inc. dated April 17, 2006 regarding appointment of Eric H. Brunngraber as Chief Operating Officer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2006

CASS INFORMATION SYSTEMS, INC.

By:	/s/ Lawrence A. Collett
Name:	Lawrence A. Collett
Title:	Chairman and Chief Executive Officer

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Exhibit Index

Exhibit Number	Description

99.1	Press release issued by Cass Information Systems, Inc. dated April 17, 2006 regarding first quarter 2006 earnings.

99.2	Press release issued by Cass Information Systems, Inc. dated April 17, 2006 regarding appointment of Eric H. Brunngraber as Chief Operating Officer.

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